                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       ----------------------------------



                            May 6, 1999 (May 3, 1999)
                Date of Report (Date of earliest event reported)



                              THE PRESLEY COMPANIES
             (Exact name of registrant as specified in its charter)


          Delaware                  0-18001                   33-0475923
(State or Other Jurisdiction      (Commission                (IRS Employer
     of Incorporation)           File Number)           Identification Number)


               19 Corporate Plaza, Newport Beach, California 92660
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)



                                 (949) 640-6400
                                 --------------
               Registrant's telephone number, including area code



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Items 1-4. Not Applicable.

Item 5. Other Events.

         On May 4, 1999, The Presley Companies issued a press release, a copy of which is attached hereto as Exhibit 99.1 announcing the signing of a revised letter of intent, dated as of May 3, 1999, with William Lyon Homes, Inc., a copy of which is attached hereto as Exhibit 99.2.



Item 6. Not Applicable.

Item 7. Exhibits.

         Exhibit 99.1 Press Release dated May 4, 1999.

         Exhibit 99.2 Revised Letter of Intent, dated as of May 3, 1999, by and among William Lyon Homes, Inc. a California corporation, The Presley Companies, a Delaware corporation and Presley Homes, a California corporation.

Item 8. Not Applicable.



                                    SIGNATURE

         Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 1999

                                    THE PRESLEY COMPANIES,
                                    a Delaware corporation


                                    By:      /s/ David M. Siegel
                                        ---------------------------------------
                                    Name:  David M. Siegel
                                    Title: Senior Vice President,
                                           Chief Financial Officer
                                           and Treasurer


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                                  EXHIBIT INDEX

Exhibit              Description
-------              -----------

99.1     Press Release Dated May 4, 1999

99.2     Revised Letter of Intent, dated as of May 3, 1999, by and among William
         Lyon Homes, Inc. a California corporation, The Presley Companies, a
         Delaware corporation and Presley Homes, a California corporation.



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